                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America (the "Company"), which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of July, 2000.



                          SIGNATURE:  /s/ KEITH W. HUGHES
                                      -----------------------------------
                                      Keith W. Hughes

                          OFFICE: Chairman of the Board, Chief Executive Officer and Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America (the "Company"), which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of July, 2000.



                          SIGNATURE:  /s/ ROY A. GUTHRIE
                                      ------------------------------------------
                                      Roy A. Guthrie

                          OFFICE: Senior Executive Vice President, Chief Financial Officer and Director

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates Corporation of North America, (the Company), which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of debt securities and/or warrants to purchase debt securities bearing such name or designation and having such seniority, maturities, redemption provisions, prepayment provisions, sinking fund provisions, interest rates and other terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said FREDERIC C. LISKOW, ROY A. GUTHRIE, CHESTER D. LONGENECKER AND DAVID J. KELLER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of July, 2000.



                          SIGNATURE:  /s/ DAVID J. KELLER
                                      ------------------------------------------
                                      David J. Keller

                          OFFICE: Executive Vice President, Comptroller and Chief Accounting Officer